UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

Point of Care Nano-Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-170118	27-2830681
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Europa Drive, Chapel Hill, NC 27517

(Address of principal executive office)

(Registrant's telephone number, including area code)

Unique Growing Solutions, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On March 31, 2015, Unique Growing Solutions, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada changing the Company’s name to “Point of Care Nano-Technology, Inc.” A copy of the amendment is attached as Exhibit 3.1 to this report and is incorporated by reference herein.

Following approval by the Financial Industry Regulatory Authority, the market effective date for the name change was April 7, 2015. In connection with the name change, the trading symbol of the Company's common stock changed to “PCNT.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Amendment to Articles of Incorporation, dated March 31, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT OF CARE NANO-TECHNOLOGY, INC.

DATED: April 7, 2015	/s/ Raouf Guirguis
Raouf Guirguis
Chief Executive Officer

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